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                 PAINEWEBBER SERIES TRUST - BALANCED PORTFOLIO

                SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1997



                                                                June 26, 1997

Dear Investor:

        This is a supplement to the Prospectus of the PaineWebber Series Trust - Balanced Portfolio dated May 1, 1997. The purpose of this supplement is to notify investors of a change to an investment policy of the Balanced Portfolio. The Board of Trustees of the Balanced Portfolio has eliminated the policy that the Portfolio will seek to maintain a dollar-weighted average maturity of three to ten years for its fixed income investments. As a result, this Portfolio now has no limits on the maturities of its fixed income investments.

        Accordingly, the following sentence, which begins on page PW14 under the caption "Balanced Portfolio" is being eliminated:

                The Portfolio seeks to maintain a dollar-weighted average maturity for its fixed income investments (comprised of debt securities and money market instruments) of three to ten years.

This change will broaden the Portfolio's ability to pursue total return among bonds with longer maturities. Mitchell Hutchins hopes that this change will enhance the performance of the Balanced Portfolio; however, whenever a portfolio attempts to take advantage of greater opportunities, it must also accept increased risks. In this case, increasing exposure to longer maturity bonds may increase the Portfolio's sensitivity to changes in interest rates.

        If you have any questions regarding the PaineWebber Series Trust - Balanced Portfolio or this change to its investment policy, please call your investment executive at PaineWebber or one of its correspondent firms. If you do not have an investment executive, please call PaineWebber shareholder services toll-free at 800-647-1568.